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                                                                    EXHIBIT 10.3


                           MONARCH DENTAL CORPORATION

                      1996 EQUITY ACQUISITION OPTION PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

       The name of the plan is the Monarch Dental Corporation 1996 Equity Acquisition Option Plan (the "Plan"). The purpose of the Plan is to enable investors in Monarch Dental Corporation (the "Company") or its Subsidiaries, or persons or entities that are part of a transaction involving the sale of stock or assets to the Company or any of its Subsidiaries to acquire a proprietary interest in the Company.

       The following terms shall be defined as set forth below:

       "Act" means the Securities Exchange Act of 1934, as amended.

       "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

       "Board" means the Board of Directors of the Company.

       "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

       "Committee" means the Committee of the Board referred to in Section 2.

       "Disinterested Person" means a "Non-Employee Director" who qualifies as such under Rule 16b-3(c)(3) promulgated under the Act, or any successor definition under said Rule. If Rule 16b-3(c)(3) is amended and such definition no longer exists, the requirement set forth in Section 2(a) hereof that each member of the Committee be a Disinterested Person shall cease to apply.

       "Dividend Equivalent Right" means Awards granted pursuant to Section 9.

       "Effective Date" means the date on which the Plan is approved by the Board as set forth in Section 14.

       "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange
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or the NASDAQ National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

       "Independent Director" means a member of the Board who is not also an employee or officer of the Company or any Subsidiary.

       "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option as defined in Section 422 of the Code.

       "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

       "Participant" means any person or entity to whom an Award is granted under this Plan.

       "Performance Share Award" means Awards granted pursuant to Section 8.

       "Restricted Stock Award" means Awards granted pursuant to Section 6.

       "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

       "Subsidiary" or "Subsidiaries" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

       "Unrestricted Stock Award" means any Awards granted pursuant to Section
7.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

       (a) Committee. The Plan shall be administered by all of the Independent Director members of the Compensation Committee of the Board, or any other committee of not less than two Independent Directors performing similar functions as appointed by the Board from time to time. On and after the date the Company becomes a reporting company subject to the Act, each member of the Committee shall be a Disinterested Person if any Participants are directors, officers or more than ten percent (10%) stockholders of the Company, as determined under the rules promulgated under Section 16 of the Act. On and after the date the Company becomes subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder if
Section 162(m) of the Code could limit the Company's federal income tax deduction of compensation paid by the Company to a Participant.




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       (b)    Powers of Committee.  The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i) to select the Participants to whom Awards may from time to time be granted;

              (ii) to determine the time or times of grant, and the extent, if any, of Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more Participants;

              (iii) to determine the number of shares of Stock to be covered by any Award;

              (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

              (v) to accelerate at any time the vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

              (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like;

              (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

              (viii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

              (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

       All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan Participants.





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SECTION 3.    STOCK ISSUABLE UNDER THE PLAN: MERGERS: SUBSTITUTION

       (a) Stock Issuable. Subject to adjustment as provided herein, the maximum number of shares of Stock that may be delivered pursuant to Awards granted under the Plan is (a) one million (1,000,000) shares; plus (b) shares of Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Stock, or exchanged for Awards that do not involve Stock, or expired unexercised; plus (c) without duplication for shares counted under the immediately preceding clause, a number of shares of Stock equal to the number of shares repurchased by the Company in the open market or otherwise and having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the sale of shares of Stock under the Plan; plus
(d) any shares of Stock surrendered to the Company in payment of the exercise price of options issued under the Plan.

       Shares to be issued may be made available from authorized but unissued Stock, Stock held by the Company in its treasury, or Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

       (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock of either class are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual Participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

       (c) Mergers and Other Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company or wholly-owned subsidiary formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity, the outstanding Awards shall become fully vested. Upon the effectiveness of any such transaction or event, the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, all Awards, other than





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Options, shall be fully settled in shares of Stock or cash, and each Optionee shall be permitted to exercise for a period of at least 15 days prior to the termination all outstanding Options then held by the Optionee.

       (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards in other corporations that are owned by a Participant. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.    ELIGIBILITY

       Participants in the Plan will be investors in the Company or its Subsidiaries or persons or entities that have sold stock or assets to the Company or its Subsidiaries who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.    STOCK OPTIONS

       Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical. All Stock Options granted under the Plan shall be Non-Qualified Stock Options.

       (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

              (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than the par value per share of the Stock.

              (ii) Option Term. Subject to the other terms of this Plan, the term of each Stock Option shall be fixed by the Committee.

              (iii) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

              (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and (C) below shall become available only after the closing of the first underwritten public offering





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       pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public:

                     (A) In cash, by certified or bank check, or other instrument acceptable to the Company;

                     (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Company in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                     (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

                     (D) In any other form of valid consideration that is acceptable to the Committee in its sole discretion.

       Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

              (b) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners. Following transfer, any Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term "Participant" shall be deemed to include the transferee.

SECTION 6.    RESTRICTED STOCK AWARDS

       (a) Nature of Restricted Stock Awards. The Committee may grant Restricted Stock Awards to any Participant under the Plan. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares





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of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on, among other things, achievement of pre-established performance goals and objectives.

       (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a Participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below.

       (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

       (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

       (e) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    UNRESTRICTED STOCK AWARDS

       The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any Participant pursuant to which such individual may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of any valid consideration, or in lieu of any cash compensation due to such individual.

SECTION 8.    PERFORMANCE SHARE AWARDS

       (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Participant. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.





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       (b)    Restrictions on Transfer.  Performance Share Awards and all
rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

       (c) Rights as a Shareholder. A Participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

       (d) Acceleration, Waiver, Etc. At any time prior to the Participant's termination of his business relationship by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.    DIVIDEND EQUIVALENT RIGHTS

       (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

       (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 10.   TAX WITHHOLDING

       Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the





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Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. Such payment may be made in cash, by check, or through the delivery of shares of Stock owned by the Participant (which may be effected by the actual delivery of shares of Stock by the Participant or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 11.   AMENDMENTS AND TERMINATION

       The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the
Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this
Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act or the Code to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act and under
Section 162(m) of the Code if Section 162(m) of the Code could limit the Company's federal income tax deduction of compensation paid by the Company to a Participant, Plan amendments shall be subject to approval by the Company stockholders who are eligible to vote at a meeting of stockholders.

SECTION 12.   STATUS OF PLAN

       With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 13.   GENERAL PROVISIONS

       (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

       No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.





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       (b)    Other Compensation Arrangements: No Employment Rights.  Nothing
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Participant any right to employment with the Company or any Subsidiary.

       (c) Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

SECTION 14.   EFFECTIVE DATE OF PLAN

       This Plan shall become effective on August 23, 1996, which is the date the Plan was approved and adopted by the Board.

SECTION 15.   GOVERNING LAW

       This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.





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